UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 26, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 26, 2023, Newmont Corporation, a Delaware Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders. The following matters were voted upon at the Annual Meeting: (1) the election of Directors; (2) the approval of the advisory resolution on executive compensation; (3) ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023; and (4) the approval on the frequency of future advisory votes on executive compensation.

All matters voted on at the Annual Meeting were approved. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders (except with respect to the Election of Directors, where abstentions are excluded). The voting results were as follows:

Proposal #1 – Election of Directors.

Directors	Votes For	% of votes cast	Withheld Votes	% of votes cast	Abstentions	Broker Non-Votes
Patrick G. Awuah, Jr.	559,543,030	99.59	2,324,433	0.41	623,037	46,369,947
Gregory H. Boyce	551,023,162	98.07	10,854,201	1.93	613,137	46,369,947
Bruce R. Brook	504,301,534	90.63	52,147,473	9.37	6,041,493	46,369,947
Maura J. Clark	551,124,425	98.08	10,769,691	1.92	596,384	46,369,947
Emma FitzGerald	557,158,414	99.22	4,358,670	0.78	973,416	46,369,947
Mary A. Laschinger	551,646,247	98.18	10,227,071	1.82	617,182	46,369,947
José Manuel Madero	560,090,579	99.68	1,771,075	0.32	628,846	46,369,947
René Médori	551,656,262	98.19	10,189,849	1.81	644,389	46,369,947
Jane Nelson	537,478,293	96.48	19,615,948	3.52	5,396,259	46,369,947
Tom Palmer	560,226,666	99.72	1,564,695	0.28	699,139	46,369,947
Julio M. Quintana	546,834,490	97.33	15,021,917	2.67	634,093	46,369,947
Susan N. Story	560,043,134	99.67	1,840,506	0.33	606,860	46,369,947

Proposal #2 – Approval of the Advisory Resolution on Executive Compensation.

		% of Votes Cast on the Proposal
Votes For	528,292,897	93.92
Votes Against	33,080,084	5.88
Abstentions	1,117,519	0.20
Broker Non-Votes	46,369,947	-

Proposal #3 - Ratification of Appointment of Independent Registered Public Accounting Firm.

		% of Votes Cast at the Annual Meeting
Votes For	603,859,109	99.18
Votes Against	4,375,553	0.72
Abstentions	625,785	0.10

Proposal #4 – Approval on the Frequency of Future Advisory Votes on Executive Compensation.

		% of Votes Cast on the Proposal
1 Year	551,577,483	90.59
2 Years	845,914	0.14
3 Years	9,026,562	1.48
Abstentions	1,040,541	0.17
Broker Non-Votes	46,369,947	7.62

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Logan Hennessey
Name:	Logan Hennessey
Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: April 27, 2023

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